Exhibit 10.10

In re	CHARYS HOLDING COMPANY, INC	Case No.	08-10289 (BLS)
	Debtor	Reporting Period:	June 1 through 30

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Billy V Ray, Jr	Gross Payroll	$25,000	$112,500
Billy V Ray, Jr	Car Allowance	500	2,500
Gable Apartments (for B Ray Jr)	Apartment Rental	-	2,148
Billy V Ray, Jr	TOTAL		117,148

Michael Oyster	Gross Payroll	20,833	93,750
Michael Oyster	Car Allowance	500	2,500
Michael Oyster	Travel, Meals and Entertainment	6,704	25,159
Michael Oyster	Reimburse: ordinary business expenses	2,363	3,492
Michael Oyster	TOTAL		124,901

Raymond Smith	Gross Payroll	20,833	93,749
Raymond Smith	Car Allowance	500	2,500
Raymond Smith	Reimburse: ordinary business expenses	1,200	9,534
Raymond Smith	Travel, Meals and Entertainment	794	2,127
Raymond Smith	TOTAL		107,910

Michael Brown	Gross Payroll		52,083

Alec McLarty	Lead Director Fees	15,000	60,000
	Travel, Meals and Entertainment	1,869	8,743

David Gergacz	Director Fees	-	18,250
	Travel, Meals and Entertainment	-	421

Dennis Hayes	Director Fees	7,000	17,625
	Travel, Meals and Entertainment	225	2,518

John Jordan	Director Fees	-	16,000
	Travel, Meals and Entertainment		3,062

David Ray	Gross Payroll	-	13,961
Brandon Ray	Gross Payroll	-	11,250

Ayin Tower Management	Affiliate Transfer Out	-	20,300
Contemporary Constructors, Inc.	Payments made on behalf of sub	2,807	2,807
	TOTAL PAYMENTS TO INSIDERS	$106,128	$559,428

BANKRUPTCY PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING EMPLOYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges LLP	3/7/2008	n/a	$-	$-	$1,087,006
Richards, Layton & Finger , P.A.	3/7/2008	n/a	-	-	84,343
Milbank, Tweed, Hadley & McCloy	4/14/2008	n/a	-	-	889,323
Morris, Nichols, Arsht, & Tunnell L	Pending	n/a	-	-	45,366
Michael Brenner	3/7/2008	$42,868	17,633	35,501	60,735
AlixPartners, LLP	3/7/2008	n/a	-	-	1,509,381